Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Supplement dated April 18, 2019 to the Fund's Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information (SAI)

Effective May 1, 2019, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Summary - Management of the Fund" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
PGIM Investments	Jennison Associates	Joseph C. Esposito,	Managing Director	May 2019
LLC	LLC	CFA
		Rebecca Irwin	Managing Director	May 2019
		Warren N. Koontz,	Managing Director	September 2014
Jr., CFA
		Natasha Kuhlkin,	Managing Director	May 2019
CFA
		Kathleen A.	Managing Director	May 2019
McCarragher
		Spiros "Sig" Segalas	Director, President	July 1998
& CIO

2.In the section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" the existing disclosure is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Joseph C. Esposito, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA, Kathleen McCarragher, and Spiros "Sig" Segalas are the portfolio managers of the Fund.

Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst covering the industrials, technology, health care and materials sectors at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA in finance from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.

Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees' Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.

LR1187

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Spiros "Sig" Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA in economics from Princeton University, after which he served as an officer in the US Navy.

3.In Part I of the SAI, the table entitled "Portfolio Managers: Information About Other Accounts" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Portfolio	Registered Investment	Other Pooled	Other Accounts
Managers	Companies	Investment Vehicles	(Thousands)
	(Thousands)	(Thousands)
Joseph C.	4/$2,078,513	1/$213,249	1/$4,882
Esposito, CFA^,*
Rebecca Irwin^,*	2/$1,775,037	1/$1,761,930	10/$1,312,235
Warren N.	7/$4,687,778	1/$218,353	1/$5,504
Koontz, Jr.,
CFA^
Natasha Kuhlkin,	3/$32,327,917	5/$2,712,005	16/$1,364,889
CFA^*
Kathleen A.	15/$49,671,679	3/$2,553,582	9/$1,211,869
McCarragher^,*	2/$6,648,318
Spiros "Sig"	15/$46,739,087	4/$899,809	2/$563,892
Segalas^

^Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios. *Information in the above table is as of March 31, 2019.

4.In Part I of the SAI, the table entitled "Portfolio Managers: Personal Investments and Financial Interests" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Portfolio Managers	Investments and Other Financial Interests
in the Fund and Similar Strategies*

Joseph C. Esposito, CFA**	None

Rebecca Irwin**	None
Warren N. Koontz, Jr., CFA	$100,001 - $500,000
Natasha Kuhlkin, CFA**	None
Kathleen A. McCarragher**	None
Spiros "Sig" Segalas^	Over $1,000,000

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. "Other Financial Interests" include an investment professional's notional investments in the Fund through a deferred compensation plan for Jennison employees, where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.

The dollar ranges for each Portfolio Manager's investment in the Fund are as follows: Joseph C. Esposito None; Rebecca

Irwin: None; Warren N. Koontz, Jr.: $100,001 - $500,000; Natasha Kuhlkin: None; Kathleen A. McCarragher: None; Spiros

"Sig" Segalas: Over $1,000,000.

**Information in the above table is as of February 28, 2019.